SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):       January 26, 2000


                           Alliant Energy Corporation
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         1-9894                     39-1380265
---------------                 ----------------             ------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


              222 West Washington Avenue, Madison, Wisconsin 53703
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.
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          On January 26, 2000, Alliant Energy Corporation issued a press release pursuant to the Rule 135c safe harbor for reporting issuers announcing certain proposed unregistered offerings. The press release announces that Alliant Energy Resources, Inc., the parent company of Alliant Energy Corporation's diversified operations, intends to offer approximately $350 million aggregate principal amount of Exchangeable Senior Notes due 2030 in a private placement in accordance with Rule 144A of the Securities Act of 1933. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:
               --------

               (99.1) Alliant Energy Corporation Press Release dated January 26,
                      2000.



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


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLIANT ENERGY CORPORATION



Date:  January 26, 2000                 By: /s/ Edward M. Gleason
                                            ----------------------------------
                                            Edward M. Gleason
                                            Vice President-Treasurer and
                                            Corporate Secretary




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

                           ALLIANT ENERGY CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated January 26, 2000


Exhibit
Number
------

(99.1)      Alliant Energy Corporation Press Release dated January 26, 2000.



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